UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2007
INVERNESS MEDICAL INNOVATIONS, INC.
(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts	02453

(Address of Principal Executive Offices)	(Zip Code)
(781) 647-3900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-1.1 Underwriting Agreement
Ex-5.1 Opinion of Goodwin Procter LLP
Ex-99.1 Press Release dated January 26, 2007

Item 1.01. Entry Into a Material Definitive Agreement.
     On January 25, 2007, Inverness Medical Innovations, Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies & Company, Inc., UBS Securities LLC, Cowen & Company, LLC and Leerink Swann & Co., Inc. (collectively, the “Underwriters”). The Underwriting Agreement provides for the sale of 6,000,000 shares of Inverness common stock at a price to the Underwriters of $37.87 per share (the “Offering”), a 4.5% discount off of the price to the public of $39.65. Inverness also granted the Underwriters an option to purchase up to 900,000 additional shares solely to cover over-allotments, if any. The sale of 6,000,000 shares is scheduled to close on January 31, 2007, subject to customary closing conditions.
     Inverness has agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act of 1933, as amended, or to contribute payments that the Underwriters may be required to make in respect of these liabilities.
     The shares are being offered pursuant to a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, in connection with an offering pursuant to Inverness’ shelf registration statement on Form S-3 (Registration No. 333-138919) (the “Registration Statement”).
     The Underwriting Agreement is filed as Exhibit 1.01 to this current report on Form 8-K and is incorporated by reference in its entirety into the Registration Statement.
Item 7.01 Regulation FD Disclosure
     On January 26, 2007, Inverness issued a press release announcing the pricing of the offering of common stock described in Item 1.01 above. A copy of this press release is attached hereto as Exhibit 99.1
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated January 25, 2007

5.1	Opinion of Goodwin Procter LLP regarding the legality of the shares offered

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

99.1	Press Release dated January 26, 2007, entitled “Inverness Medical Innovations Prices Public Offering of Common Stock”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: January 26, 2007	By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel, Corporate & Finance

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated January 25, 2007

5.1	Opinion of Goodwin Procter LLP regarding the legality of the shares offered

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

99.1	Press Release dated January 26, 2007, entitled “Inverness Medical Innovations Prices Public Offering of Common Stock”